UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – December 15, 2025

ALLETE, Inc.
(Exact name of registrant as specified in its charter)
Minnesota	1-3548	41-0418150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 West Superior Street
Duluth, Minnesota 55802-2093
(Address of principal executive offices, including zip code)

(218) 279-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, without par value	ALE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

 Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

INTRODUCTORY NOTE

This Current Report on Form 8-K is being filed in connection with the completion of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of May 5, 2024 (the “Merger Agreement”), by and among ALLETE, Inc., a Minnesota corporation (the “Company”), Alloy Parent LLC, a Delaware limited liability company (“Parent”), and Alloy Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, at the effective time of the Merger (defined below) (the “Effective Time”) on December 15, 2025 (the “Closing Date”), Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and becoming a wholly owned subsidiary of Parent (the Company, as the surviving corporation of the Merger, is sometimes referred to herein as the “Surviving Corporation”).

As a result of the Merger, each share of common stock, without par value, of the Company (the “Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Common Stock held by any holder who properly exercised dissenters’ rights under Minnesota law in respect of such shares and any shares of Common Stock held by an affiliate of Parent) was cancelled and converted into the right to receive $67.00 in cash, without interest (the “Merger Consideration”).

In addition, at the Effective Time, each restricted stock unit with respect to Common Stock subject to time-based vesting that was outstanding immediately prior to the Effective Time (“RSU”) was cancelled and converted into a contingent right to receive an amount in cash, without interest, equal to the Merger Consideration, payable (i) in the case of such right converted from unvested RSUs, upon the same vesting conditions as applied to the corresponding RSU, (ii) in the case of such right converted from vested RSUs, as soon as reasonably practicable following the Closing Date, or (iii) in the case of such right converted from deferred stock units (“DSUs”), in accordance with the same terms and conditions, including elections with respect to time of payment, as applied to the corresponding DSUs immediately prior to the Effective Time. Each performance share award with respect to Common Stock that was outstanding and unvested immediately prior to the Effective Time was cancelled and converted into a right to receive, without interest, the Merger Consideration multiplied by the number of shares of Common Stock subject to the award, determined based on attainment of the greater of target and actual performance as of the last business day immediately preceding the Closing Date. A pro rata portion (based on the elapsed portion of the performance period at that time) of the converted performance share awards will be paid out as soon as reasonably practicable following the Closing Date, with the remainder of the award being subject to time-vesting for the remainder of the applicable performance period. Further, purchase rights accumulated during the offering period in effect under the Company’s Employee Stock Purchase Plan (the “ESPP”) preceding the Closing Date were automatically exercised into shares of Common Stock prior to the Closing Date, and the ESPP was terminated as of immediately prior to the Closing Date. For additional information regarding the Merger Agreement’s treatment of these compensatory awards, please see the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 10, 2024, which is incorporated herein by reference.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under the Introductory Note above is hereby incorporated by reference in its entirety into this Item 2.01.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on May 6, 2024, and is incorporated herein by reference.

ALLETE, Inc. Form 8-K dated December 15, 2025

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

On the Closing Date, in connection with the closing of the Merger (the “Closing”), the Company notified the New York Stock Exchange (“NYSE”) that the Merger had been consummated and requested that the NYSE file with the SEC a notification of removal from listing on Form 25 to delist shares of Common Stock from the NYSE and to deregister shares of Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Trading of Common Stock on the NYSE was suspended prior to the opening of trading on the Closing Date, and the delisting of the Common Stock from the NYSE will be effective 10 days after the filing of the Form 25.

Additionally, the Company intends to file a certification and notice of termination of registration on Form 15 with the SEC to terminate the registration of its shares under Section 12(g) of the Exchange Act and to suspend its reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Common Stock.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under the Introductory Note of this Current Report on Form 8-K and Items 3.01 and 5.03 is incorporated by reference in this Item 3.03.

In connection with the Merger and at the Effective Time, each eligible share of Common Stock was cancelled and converted into the right to receive the Merger Consideration and holders of Common Stock immediately prior to such time ceased to have any rights as shareholders in the Company (other than their right to receive the Merger Consideration pursuant to the terms of the Merger Agreement).

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01	Changes in Control of Registrant.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

In connection with the Merger and at the Effective Time, a change of control of the Company occurred and Merger Sub has been merged with and into the Company, with the Company continuing as the Surviving Corporation and a wholly owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, at the Effective Time, all of the directors of the Company, except George Goldfarb, Susan Nestegard, Barbara Nick and Bethany Owen, ceased to be directors of the Company and members of any and all committees of the Company’s board of directors. These actions were not a result of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices. As of the Effective Time, directors of the Surviving Corporation consisted of George Goldfarb, Susan Nestegard, Barbara Nick and Bethany Owen. Subsequently, the directors of the Surviving Corporation will consist of Andrew Alley, Scott Anderson, Jonathan Bram, Deborah DeLuca, RD Gauss, David Emery, George Goldfarb, Lisa Krueger, Susan Nestegard, Barbara Nick, E. Stanley O’Neal, Bethany Owen, Palak Trivedi and Charles Zebula.

In accordance with the terms of the Merger Agreement, at the Effective Time, the officers of the Company as of immediately prior to the Effective Time continued as the officers of the Surviving Corporation.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the terms of the Merger Agreement, at the Effective Time, the Amended and Restated Articles of Incorporation of the Company were amended and restated in their entirety and such amended and restated articles of incorporation of the Surviving Corporation are filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

ALLETE, Inc. Form 8-K dated December 15, 2025

In accordance with the terms of the Merger Agreement, at the Effective Time, the bylaws of the Company were amended and restated in their entirety and such amended and restated bylaws of the Surviving Corporation are filed herewith as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

SECTION 7 – REGULATION FD

Item 7.01	Regulation FD Disclosure.

On December 15, 2025, the Company issued a press release announcing the completion of the Merger. The press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Also on December 15, 2025, the Company issued a press release regarding the declaration of the Stub Period Dividend (as defined below). The press release is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

The press releases are being furnished, not filed, pursuant to Regulation FD. Accordingly, the press releases will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the press releases are not intended to, and does not, constitute a determination or admission by the Company that the information in the press releases is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

SECTION 8 – OTHER EVENTS

Item 8.01	Other Events.

As previously disclosed, the board of directors of the Company fixed October 16, 2025 as the record date for the Stub Period Dividend (defined below), provided holders of Common Stock hold their shares to the Closing. On December 14, 2025, the board of directors of the Company declared, subject to the consummation of the Merger, a “stub period” dividend in an amount equal to $0.008 per share of Common Stock (which reflects the most recent regular quarterly dividend rate of $0.73 per share, divided by 91 days) multiplied by the number of days from and including August 16, 2025, the day after the record date for the most recent regular quarterly Common Stock dividend, to and including the Closing Date (the “Stub Period Dividend”). The Stub Period Dividend is payable to all holders of Common Stock who also receive the Merger Consideration. The Board also fixed the payment date of the Stub Period Dividend as the fifth Business Day (as defined in the Merger Agreement) after the Closing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

2.1
Agreement and Plan of Merger, dated as of May 5, 2024, by and among ALLETE, Inc., Alloy Parent LLC and Alloy Merger Sub LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2024)*

3.1	Amended and Restated Articles of Incorporation of ALLETE, Inc., effective as of December 15, 2025
3.2	Amended and Restated Bylaws of ALLETE, Inc., effective as of December 15, 2025
99.1	Press Release issued by ALLETE, Inc. on December 15, 2025
99.2	Press Release issued by ALLETE, Inc. on December 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

ALLETE, Inc. Form 8-K dated December 15, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLETE, Inc.

December 15, 2025	/s/ Julie L. Padilla
Julie L. Padilla
Vice President, Chief Legal Officer and Corporate Secretary

ALLETE, Inc. Form 8-K dated December 15, 2025